SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) July 27, 2007 (July 26, 2007)

MASSEY ENERGY COMPANY
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of Incorporation)	1-7775 (Commission File No. )	95-0740960 (I.R.S. Employer Identification Number)
4 North 4th Street, Richmond, Virginia	23219
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (804) 788-1800

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing  is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⁫ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⁫ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⁫ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⁫ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240. 13e-4(c))

Item 2.02.  Results of Operations and Financial Condition.

On July 26, 2007, Massey Energy Company (the “Registrant”) issued a press release regarding its unaudited financial results for the three and six months ended June 30, 2007.  The press release is attached hereto as Exhibit 99.1 and is incorporated by reference into this Item 2.02.

This Current Report on Form 8-K and the earnings press release attached hereto are being furnished by the Registrant pursuant to Item 2.02 “Results of Operations and Financial Condition.” In accordance with General Instruction B.2 of Form 8-K, the information contained in this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended. In addition, this information shall not be deemed incorporated by reference into any of the Registrant’s filings with the Securities and Exchange Commission, except as shall be expressly set forth by specific reference in any such filing.

Item 9.01.  Financial Statements and Exhibits.

(c) Exhibits.

Exhibit
Number                         Description of Exhibit

99.1	Press release dated July 26, 2007 issued by the Registrant entitled “Massey Energy Reports Second Quarter 2007 Financial Results.”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MASSEY ENERGY COMPANY

Date: July 27, 2007	By:	/s/ Richard R. Grinnan
	Name:	Richard R. Grinnan
	Title:	Vice President and Corporate Secretary

Exhibit Index

99.1	Press release dated April 26, 2007 issued by the Registrant entitled “Massey Energy Reports Second Quarter 2007 Financial Results.”